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                             SCC TECHNOLOGIES, INC.

                              AMENDED AND RESTATED
                             STOCKHOLDERS' AGREEMENT

                          DATED AS OF DECEMBER 30, 1999


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AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT dated as of December 30, 1999, among SCC TECHNOLOGIES, INC., a Delaware corporation (the "Company"), DBV INVESTMENTS, L.P., a Delaware limited partnership, MSD PORTFOLIO L.P. - INVESTMENTS, a Delaware limited partnership, VERMEER INVESTMENTS, LLC, a Delaware limited liability company, BLACK MARLIN INVESTMENTS, LLC, a Delaware limited liability company, INSIGHT CAPITAL PARTNERS II, L.P., a Delaware limited partnership, INSIGHT CAPITAL PARTNERS (CAYMAN) II, L.P., a Cayman Island limited partnership, INSIGHT CAPITAL PARTNERS III, L.P., a Delaware limited partnership, INSIGHT CAPITAL PARTNERS III-COINVESTORS, L.P., a Delaware limited partnership, and INSIGHT CAPITAL PARTNERS (CAYMAN) III, L.P., a Cayman Islands limited partnership, WI SOFTWARE INVESTORS LLC, a Delaware limited liability company, and IMPRIMIS SB, L.P., a Delaware limited partnership (collectively, the "Investors"), ALAN HYMAN and MARK TILLY.

                                    PREAMBLE

     Certain of the Investors, Alan Hyman, Mark Tilly and the Company are parties to a Stockholders' Agreement, dated as of April 15, 1998 (the "Original Agreement"). Such parties desire to amend and restate the Original Agreement as set forth herein and to add the non-party Investors as parties to this Agreement.

     It is deemed to be in the best interest of the Company and the Stockholders that provision be made for the continuity and stability of the business and policies of the Company and its subsidiaries, as the same may exist from time to time, and, to that end, the Company and the Stockholders desire to set forth their agreement with respect to the shares of capital stock of the Company owned by them.

     Accordingly, in consideration of the mutual covenants and agreements contained in this Agreement, the sufficiency of which is hereby acknowledged, the parties agree as follows:

                                    ARTICLE I

                       DEFINITIONS; RULES OF CONSTRUCTION

              The following terms have the following meanings:

     "AFFILIATE" has the meaning ascribed to it in Rule 12(b)(2) promulgated under the Securities Exchange Act of 1934, as amended.

     "BOARD" means the Board of Directors of the Company.

     "EQUITY SECURITIES" means all shares of capital stock of the Company, all securities convertible into or exchangeable for shares of capital stock of the Company, and all options,


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warrants, and other rights to purchase or otherwise acquire from the Company shares of such capital stock.

     "FOUNDER SHARES" means the shares of Common Stock held by the Founders on the date hereof (after giving effect to the sale by the Founders of certain shares of Common Stock in connection with the execution hereof), and any shares of capital stock issued thereon as a stock dividend or upon any stock split or other subdivision of shares of capital stock.

     "FOUNDERS" means Alan Hyman and Mark Tilly.

     "FUTURE STOCKHOLDER" means any Person that acquires Equity Securities after the date hereof and who is a party to this Agreement.

     "GROUP" means:

          (a) IN THE CASE OF EACH FOUNDER, (i) such Founder, (ii) the other Founder, (iii) the spouse and lineal descendants of such Founder, and (iv) all trusts, partnerships or similar entities principally owned by and/or for the benefit of any of the foregoing;

          (b) IN THE CASE OF ANY STOCKHOLDER WHO IS AN INDIVIDUAL, (i) such Stockholder, (ii) the spouse and lineal descendants of such Stockholder, and (iii) all trusts, partnerships or similar entities principally owned by and/or for the benefit of any of the foregoing;

          (c) IN THE CASE OF ANY STOCKHOLDER THAT IS A PARTNERSHIP, (i) such Stockholder, (ii) its limited and general partners, (iii) any Person to which such Stockholder shall Transfer all or substantially all of its assets, and (iv) all Affiliates of such Stockholder; and

          (d) IN THE CASE OF ANY STOCKHOLDER WHICH IS A CORPORATION OR A LIMITED LIABILITY COMPANY, (i) such Stockholder, (ii) its stockholders,
     (iii) any Person to which such Stockholder shall Transfer all or substantially all of its assets, and (iv) all Affiliates of such Stockholder.

     "INVESTOR SHARES" means the shares of Series A Preferred Stock, Series B Preferred stock and Series C Preferred Stock held by the Investors on the date hereof, any shares of capital stock directly or indirectly issued upon conversion thereof, and any shares of capital stock issued on any of the foregoing as a stock dividend or upon any stock split or other subdivision of shares of capital stock.

     "MAJOR STOCKHOLDER" means each Investor (including a member of the Group of such Investor), each Founder, and each Stockholder that owns at least 5% of any class or series of capital stock of the Company.

     "NEW SECURITIES" means all Equity Securities other than (i) options granted to officers, directors, consultants, service providers and employees of the Company or any subsidiary


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pursuant to any stock option or stock purchase plan approved by the Board, and any shares of Common Stock at any time issuable upon the exercise thereof; (ii) the shares of Common Stock issuable upon conversion of any shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock; (iii) the shares of Common Stock or other equity securities issuable, directly or indirectly, upon the exercise of any options, warrants, convertible notes or other rights to acquire equity securities of the Company which are outstanding on the date hereof; (iv) up to 29,750 shares of Common Stock (as equitably adjusted for stock dividends, stock splits, stock combinations and similar events) issuable to Goulder Investments, Ltd. or assigns upon exercise of that certain warrant dated May 27, 1997, as amended; (v) up to 59,525 shares of Common Stock (as equitably adjusted for stock dividends, stock splits, stock combinations and similar events) issuable to Bayview Ventures or assigns upon exercise of that certain warrant dated May 27, 1997, as amended; (vi) shares of any class of capital stock issued on a PRO RATA basis to all holders of such class as a stock dividend or upon any stock split or other subdivision of shares of capital stock; and (vii) any shares of Common Stock issued in connection with any Qualified Public Offering.

     "PERSON" shall be construed broadly and shall include an individual, a partnership, a company, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and any other entity and a governmental entity or any department, agency or political subdivision thereof.

     "PRO RATA AMOUNT" means, with respect to any Stockholder, the quotient obtained by dividing (i) the number of shares of Common Stock held by such Stockholder by (ii) the aggregate number of shares of Common Stock outstanding, assuming in each case the conversion or exchange of all securities by their terms convertible into or exchangeable for Common Stock and the exercise of all options to purchase or rights to subscribe for Common Stock or such convertible or exchangeable securities.

     "QUALIFIED PUBLIC OFFERING" means the first underwritten public offering for the account of the Company of Common Stock pursuant to a registration statement filed under the Securities Act of 1933 at an offering price per share of Common Stock to the public of not less than three times the Series C Issue Price (as such term is defined in the Amended and Restated Certificate of Incorporation of the Company (the "Certificate of Incorporation")) and with aggregate proceeds (net of underwriting discounts and commissions) to the Company of not less than $25,000,000.

     "SHARES" means the Investor Shares, the Founder Shares, and all Equity Securities owned or acquired by the Stockholders or any Future Stockholders.

     "STOCKHOLDERS" means the Investors, the Founders and any Future
Stockholders.

     "TERMINATION DATE" means the date of consummation of any Qualified Public Offering.

     "THIRD PARTY" means, with respect to any Stockholder, any Person that is not (i) the Company or (ii) a member of the Group of such Stockholder.


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     "TRANSFER" means to sell, transfer, assign, or otherwise dispose of, either voluntarily or involuntarily and with or without consideration.

     "VOTING SHARES" means the shares of capital stock of the Company entitled to vote for the election of directors.

                                   ARTICLE II

                              BOARD REPRESENTATION

     2.1  BOARD REPRESENTATION.

     (a) The Company and the Stockholders shall take such corporate actions as may be reasonably required to ensure that (i) the number of directors constituting the Board is at all times six, and (ii) the presence of four directors is required to constitute a quorum of the Board.

     (b)  Subject to the terms of this Agreement:

          (i) the Investors owning a majority of the Series A Preferred Stock and Series B Preferred Stock, voting as a class, shall be entitled (A) to nominate up to two individuals, both of whom may (but need not) be representatives of the Investors for election to the Board to serve as directors until their successors are elected and qualify, (B) to nominate each such successor, and (C) to propose the removal from the Board of any director nominated under the foregoing clause (A) or (B); PROVIDED, HOWEVER, that should such Investors, at any time or from time to time, Transfer 80% or more of their shares of Series A Preferred Stock and Series B Preferred Stock to Third Parties, the number of directors such Investors shall be entitled to nominate for election to the Board pursuant to the foregoing clause (A) shall be reduced to one;

          (ii) the Investors owning a majority of the Series C Preferred Stock, voting as a class, shall be entitled (A) to nominate one individual, who may (but need not) be a representative of such Investors for election to the Board to serve as a director until his successor is elected and qualifies, (B) to nominate each such successor, and (C) to propose the removal from the Board of any director nominated under the foregoing clause
     (A) or (B); PROVIDED, HOWEVER, that should such Investors, at any time or from time to time, transfer 80% or more of their shares of Series C Preferred Stock to Third Parties, such Investors shall no longer be entitled to nominate any person for election to the Board. The Investors owning a majority of the Series C Preferred Stock initially nominate John Phelan to serve as a director of the Company;

          (iii) the holder(s) of a majority in voting power of all Founder Shares shall be entitled (A) to nominate each Founder (or such Founder's identified designee) for election to the Board to serve as directors until his successor is elected and qualified, (B) to


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     nominate each such successor, and (C) to propose the removal from the Board of any director nominated under the foregoing clauses (A) or (B); and

          (iv) the Company through the Board shall be entitled (A) to nominate an unaffiliated individual for election to the Board to serve as a director until such individual's successor is elected and has qualified, (B) to nominate an unaffiliated individual as a successor; and (C) to propose removal from the Board of any director nominated under the foregoing clauses (A) and (B).

     Each nomination or any proposal to remove from the Board any director shall be made by delivering to the Company a notice signed by the party or parties entitled to such nomination or proposal. As promptly as practicable, but in any event within ten (10) days, after delivery of such notice, the Company shall take or cause to be taken such corporate actions as may be reasonably required to cause the election or removal proposed in such notice. Such corporate actions may include calling a meeting or soliciting a written consent of the Board, or calling a meeting or soliciting a written consent of Stockholders.

     2.2  VOTING AGREEMENT.

     Each Stockholder shall vote all Voting Shares held by such Stockholder for the election to the Board of all individuals nominated in accordance with
Section 2.1 and for the removal from the Board of all directors proposed to be removed in accordance with Section 2.1. Each Stockholder shall use all reasonable efforts to cause each director originally nominated by such Stockholder to vote for the election to the Board of all individuals nominated in accordance with Section 2.1. If the Investors lose their rights to nominate a person for election to the Board under Sections 2.1(b)(i) or 2.1(b)(ii) due to the transfer of Investor Shares, any vacancy created by such loss shall be filled in accordance with the By-laws of the Company as then in effect.

         Each Stockholders agrees to vote its securities in favor of any amendment or action set forth in Section 6.15 of the Securities Purchase Agreement, dated December 30, 1999, in order to effectuate compliance with the Small Business Investment Act of 1958 and the regulations issued thereunder as set forth in 13 CFR 107 and 121, as amended.

     2.3  INTERIM DIRECTOR.

     The Company shall notify each Stockholder of the occurrence of any vacancy in any seat of the Board. If the Stockholders entitled to nominate a successor to fill such vacancy fail to do so within 60 days after delivery of such notice, such vacancy may be filled in accordance with the By-laws of the Company until a successor has been nominated and elected to the Board in accordance with Sections 2.1 and 2.2.

     2.4  COMMITTEES; SUBSIDIARIES.

     (a) Each Stockholder shall use all reasonable efforts to cause each director of the Company originally nominated by such Stockholder to take such corporate actions as may be


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reasonably required to ensure that (i) the Board has at all times an executive committee, a compensation committee, and an audit committee, and (ii) at least one director nominated under Section 2.1(b)(i) or (ii) who is a representative of the Investors shall be appointed to each such committee.

     (b) The Company and each Stockholder shall take, and each Stockholder shall use all reasonable efforts to cause each director of the Company originally nominated by such Stockholder to take, such corporate actions as may be reasonably required to ensure that the composition of the board of directors of all direct and indirect subsidiaries of the Company is identical to the composition of the Board.

     2.5  MEETINGS; EXPENSES; COMPENSATION.

     (a) The Company shall convene meetings of the Board at least once every three months. Upon any failure by the Company to convene any meeting required by this paragraph, a director nominated under Section 2.1(b)(i) or (ii) who is a representative of the Investors or, if there is no such representative, an unaffiliated individual so nominated, shall be empowered to convene such meeting.

     (b) The Company shall reimburse each director for his or her reasonable out-of-pocket expenses incurred in connection with the attendance of meetings of the Board or the performance of his or her other duties as a director. Unaffiliated individuals shall be compensated for serving on the Board.

     (c) The Company agrees that it shall indemnify each person serving as a director of the Company to the fullest extent permitted by applicable law and agrees to cause its certificate of incorporation and by-laws to contain provisions requiring the Company to indemnify all officers and directors to the fullest extent permitted by applicable law.

     2.6  NEGATIVE COVENANTS.

     (a) The following "Major Actions" of the Board shall require a majority vote of the directors, which majority shall include at least one director elected pursuant to Section 2.1(b)(i) or, if there is no such person, by at least two-thirds approval of the Board of Directors.

          (i) the issuance by the Company of any New Securities or the declaration of any dividend or other distribution on Equity Securities;

          (ii) the sale of all or a substantial part of the Company, a merger of the Company, or the sale, lease or other disposition of its assets outside the ordinary course of business;

          (iii) an acquisition by the Company of an interest in any other Person or business for a consideration in excess of $2,000,000, or any other material expenditures in excess of $500,000 not included in the annual operating budget;


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          (iv) changes in accounting methods or policies and any change in the
     Company's auditors;

          (v) the pledging of assets, other than for operating purposes in the normal course of the Company's business; and

          (vi) material changes in the Certificate of Incorporation, bylaws or the list of "Major Actions".

          (b) Material changes in the strategic direction of the Company not envisioned in the business plan provided to the Investors shall require the approval of the holders of two-thirds (2/3rds) of the outstanding Series C Preferred Stock.

     2.7  TERMINATION.

     The agreements set forth in this Article II shall terminate on the Termination Date.

                                   ARTICLE III

                                     SHARES

     3.1  FUTURE STOCKHOLDERS.

     The Company shall require each Person that acquires Equity Securities from the Company entitling them either directly or indirectly to hold more than one percent (1%) of the Common Stock of the Company (on a fully-diluted basis) after the date hereof, as a condition to the effectiveness of such acquisition, to execute a counterpart to this Agreement, agreeing to be treated as a Future Stockholder, whereupon such Person shall be bound by, and entitled to the benefits of, the provisions of this Agreement relating to Stockholders; PROVIDED, HOWEVER, that with respect to officers and employees of the Company who acquire Common Stock through the exercise of options granted to them pursuant to any stock option plan of the Company before the date hereof, the Company shall be required only to make a good faith effort to request that such officers and employees execute a counterpart to this Agreement.

     3.2  LIMITATIONS ON TRANSFERS.

     Each Transfer of any Shares by any Stockholder before the Termination Date shall not become effective unless and until the transferee (unless already subject to this Agreement) executes and delivers to the Company a counterpart to this Agreement, agreeing to be treated in the same manner as the transferring Stockholder. Upon such Transfer and such execution and delivery, the transferee shall be bound by, and entitled to the benefits of, this Agreement with respect to the transferred Shares in the same manner as the transferring Stockholder. Any Transfer of Shares by any Stockholder not in accordance with this paragraph shall be void.


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     3.3  RIGHT OF FIRST OFFER.

     (a) At any time before the Termination Date, if any Stockholder (the "Offeror") proposes to Transfer any Shares other than to a member of the Group of such Stockholder, the Offeror shall, before such Transfer, deliver to the Company an offer (the "First Offer") to Transfer such Shares upon the terms set forth in this Section. The First Offer shall state that the Offeror proposes to Transfer Shares and specify the number of Shares (the "Offered Shares") and the terms (including purchase price) of the proposed Transfer. The First Offer shall remain open and irrevocable for a period of 30 days (the "First Acceptance Period") from the date of its delivery. The Company may accept the First Offer and purchase all, but not a part, of the Offered Shares by delivering to the Offeror a notice in writing within the First Acceptance Period.

     (b) If the Company shall decline to purchase the Offered Shares pursuant to the First Offer, the Offeror shall deliver to the Major Stockholders an offer (the "Second Offer") to Transfer such Shares upon the terms set forth in this Section. The Second Offer shall state that the Offeror proposes to Transfer Shares and specify the number of Offered Shares and the terms (including purchase price) of the proposed Transfer. The Second Offer shall remain open and irrevocable for a period of 30 days (the "Second Acceptance Period") from the date of its delivery.

     (c) Each Major Stockholder may accept the Second Offer and purchase all, but not a part, of the Offered Shares by delivering to the Offeror a notice in writing (the "Acceptance Notice") within the Second Acceptance Period. If more than one Acceptance Notice is received by the Offeror, the Offered Shares shall be allocated among the Major Stockholders that delivered an Acceptance Notice PRO RATA in accordance with their Pro Rata Amounts.

     (d) The Transfer of Offered Shares to the Company or, if the Company has not exercised its rights to purchase the Offered Shares, to the Major Stockholders to the extent they exercised their rights under this Section, shall be made on a business day, as designated by the Offeror, not less than 10 and not more than 30 days after expiration of the First Acceptance Period or the Second Acceptance Period, as applicable, on those terms and conditions of the First Offer and the Second Offer not inconsistent with this Section.

     (e) If the Company has not exercised its rights to purchase the Offered Shares and if no Acceptance Notice is received by the Offeror within the Second Acceptance Period, the Offeror may Transfer the Offered Shares on the terms and conditions of the First Offer and the Second Offer to any Third Party within 60 days after expiration of the Second Acceptance Period. If such Transfer is not made within such 60-day period, the restrictions provided for in this Section shall again become effective.

                                   ARTICLE IV

                                PREEMPTIVE RIGHT

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     4.1  PREEMPTIVE RIGHT.

     (a) If the Company proposes to offer New Securities to any Person at any time, the Company shall, before such offer, deliver to the Investors an offer (the "Offer") to issue to the Investors their pro rata share of such New Securities such that the Investors may maintain their relative Common Stock equity position, on an as-converted basis upon the terms set forth in this Section. The Offer shall state that the Company proposes to issue New Securities and specify their number and terms (including purchase price). The Offer shall remain open and irrevocable for a period of 30 days (the "Preemptive Period") from the date of its delivery.

     (b) Each Investor may accept the Offer by delivering to the Company a notice (the "Purchase Notice") within the Preemptive Period. The Purchase Notice shall state the number (the "Preemptive Number") of New Securities such Investor desires to purchase. If the sum of all Preemptive Numbers exceeds the number of New Securities, the New Securities shall be allocated among the Investors that delivered a Purchase Notice PRO RATA in accordance with their Pro Rata Amounts; PROVIDED, HOWEVER, that each Investor shall not be required to purchase more than his or its Preemptive Number of New Securities.

     (c) The issuance of New Securities to the Investors who delivered a Purchase Notice shall be made on a business day, as designated by the Company, not less than 10 and not more than 30 days after expiration of the Preemptive Period on those terms and conditions of the Offer not inconsistent with this Section.

     (d) If the number of New Securities exceeds the sum of all Preemptive Numbers, the Company may issue such excess or any portion thereof on the terms and conditions of the Offer to any Person within 90 days after expiration of the Preemptive Period. If such issuance is not made within such 90-day period, the restrictions provided for in this Section shall again become effective.

     4.2  TERMINATION.

     The obligations of the Company under this Article IV shall terminate on the Termination Date.

                                    ARTICLE V

                                  MISCELLANEOUS

     5.1  LEGEND ON STOCK CERTIFICATES.

     (a) Each certificate representing shares of capital stock that are subject to this Agreement shall bear a legend substantially in the following form:

     "THE SALE, TRANSFER, ASSIGNMENT, PLEDGE, OR ENCUMBRANCE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE


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     RIGHTS OF THE HOLDER OF SUCH SECURITIES IN RESPECT OF THE ELECTION OF
     DIRECTORS ARE SUBJECT TO AN AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT DATED DECEMBER -, 1999, AMONG SCC TECHNOLOGIES, INC. AND CERTAIN HOLDERS OF ITS OUTSTANDING CAPITAL STOCK. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF SCC TECHNOLOGIES, INC."

     5.2  SEVERABILITY; GOVERNING LAW.

     (a) If any provision of this Agreement shall be determined to be illegal and unenforceable by any court of law, the remaining provisions shall be severable and enforceable in accordance with their terms.

     (b) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The Company and Investors irrevocably consent to the exclusive jurisdiction of the United States federal and state courts located in New York in any suit or proceeding based on or arising under this Agreement and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company and Investors irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company and Investors further agree that service of process upon the Company and Investors, respectively, mailed by first class mail, shall be deemed in every respect effective service of process upon the Company and Investors, respectively, in any such suit or proceeding. Nothing herein shall affect the right of the Company or the right of any Investor to serve process in any other manner permitted by law. The Company and Investors agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     5.3  ASSIGNMENTS; SUCCESSORS AND ASSIGNS.

     (a) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Except as provided herein, neither the Company nor any Stockholder shall assign this Agreement or any rights or obligations hereunder. Notwithstanding the foregoing, any Investor may assign its rights hereunder to any of its "Affiliates," as that term is defined under the Securities Exchange Act of 1934, as amended, without the consent of the Company or to any other person or entity with the consent of the Company, with such consents not being unreasonably withheld. As a condition to the effectiveness of such assignment, the proposed assignee shall be required to execute and deliver to the Company a counterpart to this Agreement agreeing to be treated as a Investor whereupon such person or entity shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement.


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

     (b) THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     5.4  AMENDMENTS.

     This Agreement may only be modified or amended by an instrument in writing signed by the Company, the holders of at least 66-2/3% of the Investor Shares and the holders of at least 66-2/3% of the Founder Shares. This Section may only be amended with the consent of all parties to this Agreement.

     5.5  NOTICES.

     All notices, claims, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if sent by nationally-recognized overnight courier, by telecopy, or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

     (a)  if to the Company:


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


                  SCC Technologies, Inc.
                  537 Congress Street, Suite 500
                  Portland, Maine  04101-3353
                  Fax:        (207) 772-8596
                  Telephone:  (207) 774-3244
                  Attention:  President and Legal Department

                  with a copy to:

                  Lucash, Gesmer & Updegrove, LLP
                  40 Broad Street
                  Boston, MA  02109
                  Fax:        (617) 350-6878
                  Telephone:  (617) 350-6800
                  Attention:  William Contente, Esq.

     (b)  if to the Investors:

                  DBV Investments, L.P.
                  MSD Portfolio L.P. - Investments
                  Vermeer Investments, LLC
                  Black Marlin Investments LLC
                  c/o MSD Capital, L.P.
                  780 Third Avenue - 43rd Floor
                  New York, New York 10017-2024
                  Fax:  (212) 303-1622
                  Telephone:  (212) 303-1668
                  Attention: Marc Lisker

                  and

                  InSight Capital Partners II, L.P.
                  InSight Capital Partners (Cayman) II, L.P.
                  InSight Capital Partners III, L.P.
                  InSight Capital Partners III-CoInvestors, L.P.
                  InSight Capital Partners (Cayman) III, L.P.
                  527 Madison Avenue, 10th Floor
                  New York, New York 10022
                  Fax: (212) 230-9722
                  Telephone:  (212) 230-9210
                  Attention:  Jeffrey Horing

                  and



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


                  WI Software Investors LLC
                  Imprimis SB, L.P.
                  411 West Putnam Avenue
                  Greenwich, CT 06830
                  Fax: (203) 862-7310
                  Telephone:  (203) 862-7028
                  Attention:  Robert Holtz

                  with a copy to:

                  Mayer, Brown & Platt
                  190 South LaSalle Street
                  Chicago, Illinois 60603
                  Fax:(312) 701-7711
                  Telephone: (312) 701-7100
                  Attention:   Edward S. Best

                  and

                  O'Sullivan, Graev & Karabell, LLP
                  30 Rockefeller Plaza - 41st Floor
                  New York, New York  10112
                  Fax: (212) 728-5950
                  Telephone: (212) 408-2400
                  Attention: John J. Suydam

     (c) if to the Founders, to the address set forth under the name of such Founder on Annex I hereto;

                  with a copy to:

                  Kirkpatrick & Lockhart LLP
                  75 State Street, Sixth Floor
                  Boston, Massachusetts 02109
                  Fax:  (617) 951-9019
                  Telephone:  (617) 951-9211
                  Attention:  Stephen L. Palmer, Esq.

     (d) if to any other Stockholder, to the address set forth in the stock register of the Company;

or to such other address as the party to whom notice is to be given may have furnished to the other parties in writing in accordance herewith. Any such notice or communication shall be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, if a business day or if not delivered on a business day, the next succeeding business day, (b) in the



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

case of nationally-recognized overnight courier, on the next business day after the date when sent, (c) in the case of telecopy transmission, when received, if a business day or if not received on a business day, the next succeeding business day, and (d) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted.

     5.6  HEADINGS.

     The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

     5.7  NOUNS AND PRONOUNS.

     Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice versa.

     5.8  ENTIRE AGREEMENT; ORIGINAL AGREEMENT.

     This Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings with respect to such subject matter, including without limitation the Original Agreement, which shall have no further force or effect. To the extent (i) the acquisition of an aggregate of 700,000 shares of Common Stock by one or more of the Investors from Mark Tilly and Alan Hyman, and/or (ii) the purchase and sale of the Series C Preferred Stock to any Investors pursuant to that certain Securities Purchase Agreement of even date herewith, would otherwise constitute a breach of the Original Agreement, such breach is hereby waived.

     5.9  COUNTERPARTS.

     This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Stockholders' Agreement on the date first written above.

                                  SCC TECHNOLOGIES, INC.

                                  By:  /s/ Philip M. St. Germain
                                       ----------------------------
                                       Name: Philip M. St. Germain
                                       Title: CFO

                                  DBV INVESTMENTS, L.P.
                                  By:  DRT Capital, L.L.C., its general partner

                                  By:  /s/ Glen R. Fuhrman
                                       ----------------------------
                                       Name: Glen R. Fuhrman
                                       Title: Manager

                                  MSD PORTFOLIO L.P. - INVESTMENTS
                                  By:  MSD Capital, L.P., its general partner

                                  By:  /s/ Glen R. Fuhrman
                                       ----------------------------
                                       Name:  Glen R. Fuhrman
_                                      Title: Managing Principal

                                  VERMEER INVESTMENTS, LLC

                                  By:  /s/ Glen R. Fuhrman
                                       ----------------------------
                                       Name:  Glen R. Fuhrman
                                       Title: Manager

                                  BLACK MARLIN INVESTMENTS, LLC

                                  By:  /s/ John C. Phelan
                                       ----------------------------
                                       Name:  John C. Phelan
                                       Title: Manager

                                  INSIGHT CAPITAL PARTNERS II, L.P.

                                  By:  Sight Venture Associates II, LLC, its
                                       General Partner

                                  By:  /s/ Jeffrey L. Horing
                                       -----------------------------
                                       Jeffrey L. Horing
                                       Member

                                  INSIGHT CAPITAL PARTNERS (CAYMAN) II, L.P.

                                  By:  Sight Venture Associates II, LLC, its
                                       general Partner

                                  By:  /s/ Jeffrey L. Horing
                                       -----------------------------
                                       Jeffrey L. Horing
                                       Member

                                  INSIGHT CAPITAL PARTNERS III, L.P.

                                  By: Insight Venture Associates III, LLC, its general partner

                                  By:  /s/ Jeffrey L. Horing
                                       -----------------------------
                                       Name:  Jeffrey L. Horing
                                       Title: Managing Member

                                  INSIGHT CAPITAL PARTNERS III-COINVESTORS, L.P.

                                  By: Insight Venture Associates III, LLC, its general partners

                                  By:  /s/ Jeffrey L. Horing
                                       -----------------------------
                                       Name:  Jeffrey L. Horing
                                       Title:  Managing Member

                                  INSIGHT CAPITAL PARTNERS (CAYMAN) III, L.P.

                                  By: Insight Venture Associates III, LLC, its general partner

                                  By:  /s/ Jeffrey L. Horing
                                       -----------------------------
                                       Name:  Jeffrey L. Horing
                                       Title: Managing Member

                                  WI SOFTWARE INVESTORS LLC

                                  By:  Wexford Management LLC, its Investment
                                       Manager

                                  By:  /s/ Robert Holtz
                                       -----------------------------
                                       Name: Robert Holtz
                                       Title: Principal

                                  IMPRIMIS SB, L.P.

                                  By:  Imprimis SB, GP LLC, its
                                       general partner

                                  By:  /s/ Robert Holtz
                                       -----------------------------
                                       Name: Robert Holtz
                                       Title: V.P.

                                  /s/ Alan Hyman
                                  ----------------------------------
                                  Alan Hyman

                                  /s/ Mark Tilly
                                  ----------------------------------
                                  Mark Tilly

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